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                                                                   EXHIBIT 10.17

                           INFINITI SOLUTIONS PTE LTD

                           2002 EQUITY INCENTIVE PLAN

               ADOPTED BY THE BOARD OF DIRECTORS ON 5TH APRIL 2002
                   APPROVED BY SHAREHOLDERS ON 15TH APRIL 2002

1. PURPOSES.

      (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the shares of the Company through the granting of (i) Incentive Stock Options and (ii) Nonstatutory Stock Options, as defined below.

      (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of the Company or its Affiliates, to secure and retain the services of new Employees and Directors, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

      (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2. DEFINITIONS.

      (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

      (b) "APPLICABLE LAW" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Ordinary Shares are listed or quoted and the applicable laws of any country or jurisdiction other than the U.S. where Options are, or will be, granted under the Plan.

      (c)   "BOARD" means the Board of Directors of the Company.

      (d)   "CODE" means the Internal Revenue Code of 1986, as amended.

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      (e)   "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

      (f)   "COMPANY" means Infiniti Solutions Pte Ltd, a Singapore company.

      (g) "CONTINUOUS STATUS AS AN EMPLOYEE OR DIRECTOR" means that the service of an individual to the Company, whether as an Employee or Director, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party's sole discretion, whether Continuous Status as an Employee or Director shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

      (h)   "COVERED EMPLOYEE" means the chief executive officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

      (i)   "DIRECTOR" means a member of the Board.

      (j) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

      (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      (l) "FAIR MARKET VALUE" means, as of any date, the value of the Ordinary Shares of the Company determined as follows (and in each case prior to the Listing Date, in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations):

            (1) If the Ordinary Shares are listed on any established stock exchange or traded on the Nasdaq National Market or The Nasdaq SmallCap Market, the Fair Market Value of the Ordinary Shares shall be the closing sales price for the Ordinary Shares (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Company's Ordinary Shares) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

            (2) In the absence of such markets for the Ordinary Shares, the Fair Market Value shall be determined in good faith by the Board, including considerations such as, but not limited to, the last transacted price of Ordinary Shares in the Company, revisions to Company's performance and outlook etc.

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      (m)   "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      (n) "LISTING DATE" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange, or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

      (o) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

      (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

      (q) "OFFICER" means (i) prior to the Listing Date, any person designated by the Company as an officer and (ii) from and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (r)   "OPTION" means a stock option granted pursuant to the Plan.

      (s) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

      (t) "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

      (u) "ORDINARY SHARES" means authorised but unissued ordinary shares of the Company of par value US$0.10, or, to the extent permitted by applicable law, Ordinary Shares reacquired by the Company in any manner.

      (v) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receivingcompensation for prior

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services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

      (w)   "PLAN" means this 2002 Equity Incentive Plan.

      (x) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

      (y)   "SECURITIES ACT" means the Securities Act of 1933, as amended.

3.    ADMINISTRATION.

      (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

      (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (1) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option Agreement granted (which need not be identical), including the time or times when a person shall be permitted to receive Ordinary Shares pursuant to an Option Agreement; and the number of Ordinary Shares with respect to which an Option shall be granted to each such person.

            (2) To construe and interpret the Plan and Option awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

            (3)   To amend the Plan or an Option Agreement as provided in
Section 12.

            (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

            (5) Notwithstanding anything to the contrary above, the Board shall not have the authority to reduce the exercise price of any outstanding Option, except as authorised under Section 10(a) of the Plan.

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      (c)   The Board may delegate administration of the Plan to a committee of the Board composed of two (2) or more members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the Listing Date, and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to a committee of one or more members of the Board and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. In addition, notwithstanding anything in this
Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (x) are not then subject to Section 16 of the Exchange Act and/or (y) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Options, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

      (d) To the extent the Board determines it desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of
Section 162(m) of the Code, with respect to such Options, the Plan shall be administered by a Committee of two or more Outside Directors.

      (e) With respect to Option grants made to Employees who are also Officers or Directors when the Company has a class of equity securities registered under Section 12 of the Exchange Act, the Plan shall be administered by (1) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, or (2) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (i) in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan and (ii) in such a manner as to satisfy the Applicable Laws.

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4.    SHARES SUBJECT TO THE PLAN.

      Subject to the provisions of Section 10 relating to adjustments upon changes in Ordinary Shares, the Ordinary Shares that may be issued pursuant to Option grants shall not exceed in the aggregate 3,435,714 shares of the Company's Ordinary Shares, plus an annual increase to be added on January 1 of each year beginning January 2004 and ending on January 1, 2008, equal to the lesser of: (i) 20% of the total number of Ordinary Shares outstanding on such January 1, (ii) 5,000,000 Ordinary Shares or (iii) such other number of Ordinary Shares as determined by the Board, which number shall be less than each of (i) and (ii), provided that in no event, prior to the Listing Date, shall the number of Ordinary Shares issuable pursuant to the Option grants under the Plan exceed the total number of securities permissible under Section 260.140.45 of Title 10 of the California Code of Regulations. If any Options shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the Ordinary Shares not acquired under such Options shall revert to and again become available for issuance under the Plan. For purposes of such calculations, the "Ordinary Shares outstanding" shall include all instruments issued by the Company, with the potential of converting into Ordinary Shares in the Company at some future date.

5.    ELIGIBILITY.

      (a) Incentive Stock Options may be granted only to Employees. Options other than Incentive Stock Options may be granted only to Employees or Directors. In order to be eligible, the Employees or Directors must have attained the age of twenty-one (21) years on or before the date of grant and not be an undischarged bankrupt.

      (b) Prior to the Listing Date, no person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such shares at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant. This provision shall only apply to persons who are located in the United States of America at the time the grant is made. In addition, from and after the Listing Date this provision shall apply only to Incentive Stock Options.

      (c) In consideration of section 162(m) of the Code and subject to the provisions of Section 10 relating to adjustments upon changes in shares, no person located in the United States shall be eligible to be granted Options covering more than 5,000,000 shares of the Company's Ordinary Shares in any calendar year. This subsection 5(c) shall not apply prior to the Listing Date and, following the Listing Date, shall not apply until (i) the earliest of: (A) the first material modification of the Plan (including any increase to the number of Ordinary Shares reserved for issuance under the Plan in accordance with Section 4); (B) the issuance of all of the Ordinary Shares reserved for issuance under the Plan; (C) the expiration of the Plan; or (D) the first

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meeting of shareholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

6.    OPTION PROVISIONS.

      Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

      (a) TERM. The term of each Option shall be the term stated in the Option Agreement; provided, however, prior to the Listing Date no Option shall be exercisable after the expiration of ten (10) years from the date it was granted. No Option designated as an Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

      (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the shares subject to the Incentive Stock Option on the date of grant; the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the shares subject to the Nonstatutory Stock Option on the date of grant. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

            After the Company has made a public offering of its Ordinary Shares in any jurisdiction, each Optionee shall be responsible for all fees of the Central Depository (Pte) Limited (or other relevant depository in the jurisdiction in which Company is listed) (the "CDP") relating to or in connection with the issue and allotment of any Ordinary Shares pursuant to the exercise of any Option in CDP's name, the deposit of share certificate(s) with CDP, the Participant's security account with CDP or the Optionee's securities sub-account with his depository agent and all taxes (including income tax arising from the exercise of any Option granted under this Plan) which shall be payable by the relevant Optionee.

            Ordinary Shares allotted and issued upon the exercise of an Option shall be subject to all provisions of the Memorandum and Articles of Association of the Company and shall rank pari passu in all respects with the then existing issued Ordinary Shares in the capital of the Company except for any dividends, rights, allotments or other distributions, the record date of which is prior to the date such Option is exercised.

      (c)   CONSIDERATION. Payment of the exercise price for the number of

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Ordinary Shares being purchased pursuant to any Option shall be made in any manner prescribed by the Board or Committee, which may include, without limitation (i) by cash or personal check, cashier's check, money order or other cash equivalent, (ii) by the tender of Ordinary Shares which have been owned by the optionee for at least six (6) months and have a fair market value, as determined by the Committee (but without regard to any restrictions on transferability applicable to such shares by reason of federal, state or other securities laws or agreements with an underwriter for the Company), not less as of the date of the exercise than the cash exercise price of the Option, (iii) by the assignment (or any comparable arrangement approved by the Company) of the proceeds of a sale of some or all of the Ordinary Shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), (iv) by the personal recourse note (in a form to be prescribed by the Company) of the optionee bearing interest at not less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or (v) by any combination thereof.

      (d) TRANSFERABILITY. Prior to the Listing Date, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. From and after the Listing Date, a Nonstatutory Stock Option may be transferable to the extent provided in the Option Agreement; provided, however, that if the Option Agreement does not specifically provide for transferability, then such Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution.

      (e) VESTING. The total number of Ordinary Shares subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). If the exercise price of the Options is at or above the Fair Market Value of the Ordinary Shares at the time of grant, the Options will only vest and become exercisable in the relevant instalments, at least one year after the date of grant of such Options. If the exercise price of the Options is at a discount to the Fair Market Value of the Ordinary Shares at the time of grant, the Options will only vest and become exerciseable in the relevant instalments, at least two years after the date of grant of such Options. The Option Agreement may provide that from time to time during each of such installment periods, the Option may vest with respect to some or all of the Ordinary Shares allotted to that period, and may be exercised with respect to some or all of the Ordinary Shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. Prior to the Listing Date, the vesting provisions of individual Options may vary but in each case will provide for vesting of at least twenty percent (20%) per year of the total number of Ordinary Shares subject to the Option; provided, however, that an Option granted to an Officer or Director may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company or of any of its Affiliates. The

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provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of Ordinary Shares as to which an Option may be exercised.

      (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR. In the event an Optionee's Continuous Status as an Employee or Director terminates (other than upon the Optionee's death or disability), the Optionee may exercise the Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date ninety (90) days following the termination of the Optionee's Continuous Status as an Employee or Director (or such longer period as specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise the entire Option, the Ordinary Shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise the Option within the time specified in the Option Agreement, the Option shall terminate, and the Ordinary Shares covered by such Option shall revert to and again become available for issuance under the Plan.

      An Option shall to the extent unexercised, immediately terminate and cease to be outstanding in the event of misconduct on the part of the Optionee, as determined by the Committee in its absolute discretion.

      An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee or Director (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee or Director (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of time ending ninety (90) days after the termination of the Optionee's Continuous Status as an Employee or Director during which the exercise of the Option would not be in violation of such registration requirements.

      (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee or Director terminates as a result of the Optionee's disability, the Optionee may exercise the Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period, which prior to the Listing Date shall not be less than six (6) months, specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the

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Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise the entire Option, the Ordinary Shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

      (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee or Director, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period, which prior to the Listing Date shall not be less than six (6) months, specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise the entire Option, the Ordinary Shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

      (i) RIGHT OF REPURCHASE. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to repurchase all or any part of the Ordinary Shares exercised pursuant to the Option; provided, however, that (i) such repurchase right shall be exercisable only within (A) the ninety (90)-day period following the termination of employment or the relationship as a Director (or in the case of a post-termination exercise of the Option, the ninety (90)-day period following such post-termination exercise), or (B) such longer period as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")), (ii) such repurchase right shall be exercisable for less than all of the Ordinary Shares only with the Optionee's consent, and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the Ordinary Shares at a repurchase price equal to the Ordinary Shares' Fair Market Value at the time of such termination. Notwithstanding the foregoing, Ordinary Shares received on exercise of an Option by an Officer or Director may be subject to additional or greater restrictions specified in the Option Agreement.

      (j) RIGHT OF FIRST REFUSAL. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionee of the intent to transfer all or any part of the Ordinary Shares exercised pursuant to the Option. Such right of first refusal shall be exercised by the Company no more than thirty (30) days following receipt of notice of the Optionee's intent to transfer Ordinary Shares and must be exercised as to

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all the Ordinary Shares the Optionee intends to transfer unless the Optionee consents to exercise for less than all the Ordinary Shares offered. The purchase of the Ordinary Shares following exercise shall be completed within thirty (30) days of the Company's receipt of notice of the Optionee's intent to transfer Ordinary Shares, or such longer period of time as has been offered by the person to whom the Optionee intends to transfer the Ordinary Shares, or as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock").

7.    COVENANTS OF THE COMPANY.

      (a) During the terms of the Option, the Company shall keep available at all times the number of Ordinary Shares required to satisfy such Option.

      (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Ordinary Shares upon exercise of the Option; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any Ordinary Shares issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Ordinary Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Ordinary Shares upon exercise of such Options unless and until such authority is obtained.

8.    USE OF PROCEEDS FROM ORDINARY SHARES.

      Proceeds from the sale of Ordinary Shares pursuant to Options shall constitute general funds of the Company.

9.    MISCELLANEOUS.

      (a) Neither an Employee or Director nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Ordinary Shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

      (b) Throughout the term of any Option, the Company shall deliver to the holder of such Option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the term of such Option, a balance sheet and an income statement. This subsection shall not apply (i) after the Listing Date or (ii) when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

      (c) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee or Director or other holder of Options or

Ordinary Shares acquired through the exercise of an Option any right to continue in the employ of the Company or any Affiliate (or to continue serving as a Director) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, the right of the Company's Board of Directors and/or the Company's shareholders to remove any Director as provided in the Company's Articles of Association and the provisions of the applicable laws of the Company's state of incorporation.

      (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under the Plan and all other stock plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

      (e) The Company may require any person to whom an Option is granted, or any person to whom an Option is transferred pursuant to subsection 6(d), as a condition of exercising or acquiring Ordinary Shares under any Option, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the Ordinary Shares subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the Ordinary Shares. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the Ordinary Shares upon the exercise or acquisition of Ordinary Shares under the Option has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Ordinary Shares.

      (f) The Company may require any individual entitled to receive a payment in respect of a grant of Options to remit to the Company, prior to such payment, an amount sufficient to satisfy any federal, state or local tax withholding requirements. The Company shall also have the right to deduct from all cash payments made pursuant to or in connection with any Option any federal, state or local taxes required to be withheld with respect to such payments. In addition, the Company may permit any individual to whom an Option has been made to satisfy, in whole or in part, such obligation to remit taxes, by directing the Company to withhold Ordinary Shares that would otherwise be received by such individual upon settlement or exercise of such Option or by delivering to the Company Ordinary Shares owned by the individual prior to exercising the Option, subject to such rules as the Committee may establish from time to time. Notwithstanding anything above to the contrary, if the Company permits a tax-withholding obligation to be accomplished by withholding Ordinary Shares, the Company shall withhold only the amount of Ordinary Shares necessary to satisfy the minimum withholding amount.

      (g) Each Optionee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Optionee makes a Disqualifying Disposition of any Ordinary Shares acquired pursuant to the exercise of an Incentive Stock Option. A Disqualifying Disposition is any disposition (including any sale) of such Ordinary Shares before the later of (i) two (2) years after the date the Optionee was granted the Incentive Stock Option or (ii) one (1) year after the date the Optionee acquired Ordinary Shares by exercising the Incentive Stock Option. If the Optionee has died before such shares are sold, these holding-period requirements do not apply, and no Disqualifying Disposition can occur thereafter.

10.   ADJUSTMENTS UPON CHANGES IN ORDINARY SHARES.

      (a) If any change is made in the Ordinary Shares subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Options will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Options. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

      (b) In the event of a Change in Control (as defined below) prior to the Company making a public offering of the Ordinary Shares in any jurisdiction (in any such case, a "Public Offering"), any unvested Options will immediately vest and become exercisable.

      In the event of a Change in Control on or after the Listing Date: (i) any surviving corporation or acquiring corporation shall assume any Option outstanding under the Plan or shall substitute similar Option awards (including an award to acquire the same consideration paid to the shareholders in a Change in Control) for those outstanding under the Plan, or (ii) in the event any surviving corporation or acquiring corporation refuses to assume such Option or to substitute similar option awards for those outstanding under the Plan, (A) with respect to Options held by persons then performing services as Employees or Directors (and subject to Applicable Law), the vesting (and, if applicable, the exercisability) of such Option shall be accelerated prior to such event and the Option terminated if not exercised at or prior to such event, and (B) with respect to any other Option outstanding under the Plan, such Option shall be terminated if not exercised prior to such event.

      (c) For purposes of the Plan, a "Change in Control" shall mean: (1) a \ dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the Company's Ordinary Shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) from and after the Listing Date, the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors.

11.   DISCLOSURE IN ANNUAL REPORTS

      The Company shall make the following disclosure in its annual report:-

      (a)   the names of the members of the Committee;

      (b)   the information required in the table below for the following
Optionees:

            (1)   Directors of the Company; and

            (2) Optionees, other than those in (i) above, who receive five (5) per cent. or more of the total number of Options available under the Plan.

                          AGGREGATE     AGGREGATE
                           OPTIONS       OPTIONS
             OPTIONS       GRANTED      EXERCISED
             GRANTED        SINCE         SINCE
              DURING      COMMENCE-     COMMENCE-      AGGREGATE
            FINANCIAL      MENT OF     MENT OF PLAN   OUTSTANDING
            YEAR UNDER   PLAN TO END    TO END OF     AS AT END OF
              REVIEW    OF FINANCIAL    FINANCIAL      FINANCIAL
NAME OF     (INCLUDING   YEAR UNDER    YEAR UNDER      YEAR UNDER
OPTIONEE      TERMS)       REVIEW        REVIEW          REVIEW
--------      ------       ------        ------          ------

      (c)   (1)   the numbers and proportion of options granted at a discount of ten (10) per cent. or less to the Fair Market Value during the financial year under review; and

            (2) the numbers and proportion of options granted at the discount of more than ten (10) per cent. to the Fair Market Value during the financial year under review.

12.   AMENDMENT OF THE PLAN AND OPTION AWARDS.

      (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in Ordinary Shares, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 under the Exchange Act or any Nasdaq or securities exchange listing requirements.

      (b) The Board may in its sole discretion submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

      (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

      (d) Rights and obligations under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and
(ii) such person consents in writing.

      (e) The Board at any time, and from time to time, may amend the terms of any one or more Option; provided, however, that the rights and obligations under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

13.   TERMINATION OR SUSPENSION OF THE PLAN.

      (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on 4th April 2012, which is the day prior to the tenth anniversary of the date the Plan was adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Option may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) Rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Option was granted.

14.   EFFECTIVE DATE OF PLAN.

      The Plan shall become effective as determined by the Board, but no Option granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, the Option has been qualified or exempted from qualification under the Applicable Law.